Exhibit 4.1

TODD 11-8-04	MICHAEL/TS ETHER 19 TSB17692

[GRAPHIC]	[GRAPHIC]

NUMBER	SHARES
LVS

COMMON STOCK	COMMON STOCK

PAR VALUE $0.001	PAR VALUE $0.001

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

CUSIP 517834 10 7 SEE REVERSE FOR CERTAIN DEFINITIONS

LAS VEGAS SANDS CORP.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF

Certificate of Stock

Las Vegas Sands Corp. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED;	/s/ SHELDON G. ADELSON
AMERICAN STOCK TRANSFER & TRUST COMPANY	CHAIRMAN OF THE BOARD, CEO AND TREASURER
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR
BY	/s/ HARRY D. MILTENBERGER
CHIEF ACCOUNTING OFFICER AND SECRETARY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act
(State)
			UNIF TRF MIN ACT —	Custodian (until age		)
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

☒
☒
NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.